Exhibit 24

                        POWER OF ATTORNEY

              AMERICAN ELECTRIC POWER COMPANY, INC.
      Annual Report on Form lO-K for the Fiscal Year Ended
                        December 31, 1996

     The undersigned director of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), does hereby consti-tute and appoint E. LINN DRAPER, JR., G. P. MALONEY and P. J. DeMARIA, and each of them, his attorneys-in-fact and agents, to execute for him, and in his name, and in any and all of his capacities, the Annual Report of the Company on Form lO-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 18th day of December, 1996.

                                   /s/ Robert W. Fri
                                   -------------------------------
                                   Robert W. Fri


                                                       Exhibit 24


                        POWER OF ATTORNEY

              AMERICAN ELECTRIC POWER COMPANY, INC.
      Annual Report on Form lO-K for the Fiscal Year Ended
                        December 31, 1996

     The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), do hereby constitute and appoint E. LINN DRAPER, JR., G. P. MALONEY and P. J. DeMARIA, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form lO-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 26th day of February, 1997.

/s/ P. J. DeMaria                  /s/ G. P. Maloney
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P. J. DeMaria                      G. P. Maloney

/s/ E. Linn Draper, Jr.            /s/ Angus E. Peyton
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E. Linn Draper, Jr.                Angus E. Peyton

/s/ Robert M. Duncan               /s/ Donald G. Smith
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Robert M. Duncan                   Donald G. Smith

/s/ Arthur G. Hansen               /s/ Linda Gillespie Stuntz
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Arthur G. Hansen                   Linda Gillespie Stuntz

/s/ Lester A. Hudson, Jr.          /s/ Morris Tanenbaum
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Lester A. Hudson, Jr.              Morris Tanenbaum

/s/ Leonard J. Kujawa              /s/ Ann Haymond Zwinger
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Leonard J. Kujawa                  Ann Haymond Zwinger